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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number        811-07324

Gardner Lewis Investment Trust

(Exact name of registrant as specified in charter)

285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania	19317
(Address of principal executive offices)	(Zip code)

Tina H. Bloom, Esq.

 Ultimus Fund Solutions, LLC     225 Pictoria Drive, Suite 450       Cincinnati, Ohio 45246

(Name and address of agent for service)

With a copy to:

John H. Lively, Esq.
The Law Offices of John H. Lively & Associates, Inc.
A Member Firm of the 1940 Act Law Group
2041 W. 141st Terrace
Suite 119
Leawood, Kansas 66224

Registrant's telephone number, including area code:  (610) 558-2800

Date of fiscal year end:         October 31, 2012

Date of reporting period:       October 31, 2012

Item 1.	Reports to Stockholders.

The Chesapeake Core Growth Fund

Annual Report October 31, 2012

Investment Advisor	Administrator
Gardner Lewis Asset Management, L.P. 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317 www.chesapeakefunds.com	Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707 1-800-430-3863

The Chesapeake Core Growth Fund Letter to Shareholders	December 3, 2012

Market Environment: The uncertainty and negativity emanating from the close of fiscal year 2011 abruptly changed heading into fiscal year 2012. The year began with equity markets shifting focus away from economic worries as EU leaders finally initiated a solution to address their debt problems, while unemployment and housing trends started to stabilize here in the U.S. As a result, investors refocused on company specific fundamentals while the broader equity markets moved higher.

Solid quarterly earnings results in January resulting from year over year earnings growth, unassuming valuations, and an environment of low interest rates, combined to reward investors handsomely. With the previous uncertain news of the prior year forgotten, modest economic growth provided the much needed momentum heading into the middle of the year.

The April earnings season began with companies largely meeting or exceeding Wall Street’s earnings expectations. Macro-related fears, however, crept back into the headlines as the quarter progressed, causing the market to give back some of the year’s earlier gains. After the previous strong rally, it was not unexpected that a fresh round of fears regarding the European debt crisis, a potential slowdown in China, and continued concerns about U.S. government policies would put pressure on equity valuations.

These fears turned out to be just that, fears. The summer months displayed a market which quietly moved higher amid headlines dominated by economic stagnation, election year politics, and the corresponding fiscal and regulatory uncertainty, along with the European debt crisis.

As we head into the new fiscal year, interest rates remain at historically low levels which, combined with modest domestic economic growth, has historically provided an accommodating environment for superior growth companies, in which we typically invest.

Portfolio Review. The following table breaks out the holdings of the Chesapeake Core Growth Fund (the “Fund”) by economic sector and compares 2011 and 2012 fiscal year-end holdings to those of the S&P 500 Total Return Index (“S&P 500”).

Economic Sector	S&P 500 10/31/2011	Fund 10/31/2011	S&P 500 10/31/2012	Fund 10/31/2012
Consumer Discretionary	11%	21%	11%	20%
Consumer Staples	10%	2%	12%	3%
Energy	13%	11%	11%	10%
Financials	16%	10%	15%	13%
Health Care	11%	10%	12%	10%
Industrials	11%	9%	10%	5%
Information Technology	18%	29%	19%	29%
Materials	4%	5%	4%	5%
Telecommunication Services	3%	3%	3%	5%
Utilities	3%	0%	3%	0%

1

The most significant sector shifts in the Fund during the fiscal year included an increase in cash. Relative to the S&P 500, our largest sector overweights at the end of the fiscal year are in Consumer Discretionary and Information Technology, while we are most underexposed to Consumer Staples and Industrials.

During the Fund’s fiscal year, Telecommunication Services, Financials, and Consumer Discretionary provided the largest positive contributions to overall returns. Consumer Staples, Materials, and Industrials provided the least contribution for the fiscal year, with Consumer Staples being the only sector to post modest negative results for the period.

The Fund’s most significant individual contributors to gains this fiscal year were Equinix (telecommunication services), Apple Computer (consumer electronics), EOG Resources (oil & gas), MasterCard (business services), and Macy’s (department stores). The principal detractors were Broadcom (semiconductors), Juniper Networks (networking and communication devices), Carnival (travel), Oracle (hardware & software), and Facebook (social media).

Throughout the fiscal year we reduced our name count, concentrating on those companies we believe offer the most compelling fundamentals and sold those stocks that achieved our internal price targets, failed to meet our expectations, or just did not make the cut. As a result, we outperformed the benchmark in the fourth quarter and are continuing to perform well heading into fiscal year 2013.

The Fund’s total return of +10.12% this fiscal year compares to +15.21% for the S&P 500, the Fund’s benchmark index. Performance shortfall from the benchmark was most pronounced in the spring during the height of the market selloff, as macro worries appeared to drive stock prices to a greater degree than fundamental company news.

Outlook.

As we head into a new fiscal year, we remain confident in the outlook for our companies as evidenced by the relatively low turnover within the portfolio. Our optimism stems from the current environment which is characterized by low interest rates and modest economic growth, combined with the anticipated strong earnings growth and unassuming valuations in our portfolio leaving us enthusiastic about the outlook heading into fiscal year 2013.

Sincerely,

W. Whitfield Gardner

2

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-430-3863. Fee reductions and/or expense reimbursements have positively impacted Fund performance. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other important information. For information on the Fund’s expense ratio please see the Financial Highlights table found within this Report.

3

The Chesapeake Core Growth Fund

Comparison of the Change in Value of a $10,000 Investment
in The Chesapeake Core Growth Fund and the S&P 500® Total Return Index*
(Unaudited)

Average Annual Total Returns(a) (for periods ended October 31, 2012)

	1 Year	5 Years	10 Years
The Chesapeake Core Growth Fund	10.12%	-5.55%	4.32%
S&P 500® Total Return Index	15.21%	0.36%	6.91%

*
The S&P 500 Index is a market capitalization weighted index that is widely used as a barometer of U.S. stock market performance. The S&P 500® Total Return Index provides investors with a price-plus gross cash dividend return of the companies represented in the S&P 500 Index. The index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes dividends or distributions, if any, are reinvested in shares of the Fund. The total returns in the table and graph above do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

4

The Chesapeake Core Growth Fund

The Chesapeake Core Growth Fund vs S&P 500® Total Return Index
Sector Diversification
October 31, 2012 (Unaudited)

Top Ten Holdings
October 31, 2012 (Unaudited)

Security Description	% of Net Assets
Apple, Inc.	7.7%
Equinix, Inc.	4.7%
EOG Resources, Inc.	4.2%
Humana, Inc.	3.7%
Google, Inc. - Class A	3.5%
Amazon.com, Inc.	3.4%
Liberty Media Corp. - Liberty Capital	3.4%
Boeing Co. (The)	3.3%
Express Scripts Holding Co.	3.2%
MasterCard, Inc. - Class A	3.2%

5

The Chesapeake Core Growth Fund Schedule of Investments October 31, 2012

Common Stocks — 95.5%	Shares	Value
Consumer Discretionary — 18.9%
Hotels, Restaurants & Leisure — 2.2%
Starwood Hotels & Resorts Worldwide, Inc.	11,470	$594,720

Internet & Catalog Retail — 5.0%
Amazon.com, Inc. *	3,909	910,093
priceline.com, Inc. *	759	435,492
		1,345,585
Media — 5.5%
DIRECTV - Class A *	11,143	569,519
Liberty Media Corp. - Liberty Capital *	8,065	900,618
		1,470,137
Multiline Retail — 6.2%
Dollar Tree, Inc. *	14,134	563,522
Macy's, Inc.	18,455	702,582
Nordstrom, Inc.	6,605	374,966
		1,641,070
Consumer Staples — 3.3%
Food & Staples Retailing — 3.3%
Costco Wholesale Corp.	4,550	447,857
Whole Foods Market, Inc.	4,485	424,864
		872,721
Energy — 9.8%
Energy Equipment & Services — 2.7%
National Oilwell Varco, Inc.	9,605	707,888

Oil, Gas & Consumable Fuels — 7.1%
Anadarko Petroleum Corp.	11,397	784,228
EOG Resources, Inc.	9,513	1,108,169
		1,892,397
Financials — 12.4%
Capital Markets — 1.9%
Goldman Sachs Group, Inc. (The)	4,235	518,322

Diversified Financial Services — 10.5%
Bank of America Corp.	87,410	814,661
Citigroup, Inc.	18,389	687,565
JPMorgan Chase & Co.	10,350	431,388
MasterCard, Inc. - Class A	1,871	862,400
		2,796,014
Health Care — 9.3%
Biotechnology — 2.4%
Gilead Sciences, Inc. *	9,425	632,983

6

The Chesapeake Core Growth Fund Schedule of Investments (Continued)

Common Stocks — 95.5% (Continued)	Shares	Value
Health Care — 9.3% (Continued)
Health Care Providers & Services — 6.9%
Express Scripts Holding Co. *	14,190	$873,252
Humana, Inc.	13,240	983,335
		1,856,587
Industrials — 4.9%
Aerospace & Defense — 3.3%
Boeing Co. (The)	12,490	879,796

Machinery — 1.6%
Danaher Corp.	8,410	435,049

Information Technology — 27.7%
Communications Equipment — 3.6%
Cisco Systems, Inc.	23,413	401,299
QUALCOMM, Inc.	9,680	567,006
		968,305
Computers & Peripherals — 10.5%
Apple, Inc.	3,464	2,061,427
EMC Corp. *	29,915	730,524
		2,791,951
Internet Software & Services — 7.1%
Baidu, Inc. - ADR *	4,985	531,500
Facebook, Inc. - Class A *	19,980	421,878
Google, Inc. - Class A *	1,357	922,448
		1,875,826
Semiconductors & Semiconductor Equipment — 2.1%
Broadcom Corp. - Class A *	17,785	560,850

Software — 4.4%
salesforce.com, inc. *	3,815	556,913
VMware, Inc. - Class A *	7,170	607,801
		1,164,714
Materials — 4.5%
Chemicals — 2.1%
Monsanto Co.	6,690	575,808

Metals & Mining — 2.4%
Freeport-McMoRan Copper & Gold, Inc.	16,210	630,245

Telecommunication Services — 4.7%
Diversified Telecommunication Services — 4.7%
Equinix, Inc. *	6,978	1,258,901

Total Common Stocks (Cost $21,719,323)		$25,469,869

7

The Chesapeake Core Growth Fund Schedule of Investments (Continued)

Money Market Funds — 7.2%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (a)	956,266	$956,266
Fidelity Institutional Money Market Portfolio - Class I, 0.16% (a)	956,265	956,265
Total Money Market Funds (Cost $1,912,531)		$1,912,531

Total Investments at Value — 102.7% (Cost $23,631,854)		$27,382,400

Liabilities in Excess of Other Assets — (2.7%)		(731,427)

Total Net Assets — 100.0%		$26,650,973

ADR - American Depositary Receipt.

*	Non-income producing security.

(a)	Variable rate security. The rate shown is the 7-day effective yield as of October 31, 2012.

See accompanying notes to financial statements.

8

The Chesapeake Core Growth Fund Statement of Assets and Liabilities October 31, 2012

ASSETS
Investments in securities:
At acquisition cost	$23,631,854
At value (Note 2)	$27,382,400
Cash	10,276
Dividends receivable	5,785
Receivable for investment securities sold	781,692
Receivable for capital shares sold	2,089
Other assets	14,993
TOTAL ASSETS	28,197,235

LIABILITIES
Payable for investment securities purchased	77,970
Payable for capital shares redeemed	1,404,149
Payable to Advisor (Note 5)	24,670
Accrued compliance service fees (Note 5)	3,395
Accrued distribution and service plan fees (Note 5)	4,466
Payable to administrator (Note 5)	6,130
Accrued Trustees’ fees (Note 4)	3,333
Other accrued expenses	22,149
TOTAL LIABILITIES	1,546,262

NET ASSETS	$26,650,973

Net assets consist of:
Paid-in capital	$180,295,266
Accumulated net realized losses from security transactions	(157,394,839)
Net unrealized appreciation on investments	3,750,546
NET ASSETS	$26,650,973

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,701,092

Net asset value, offering price and redemption price per share (Note 2)	$15.67

See accompanying notes to financial statements.

9

The Chesapeake Core Growth Fund Statement of Operations For the Year Ended October 31, 2012

INVESTMENT INCOME
Dividends	$350,972
Foreign withholding taxes on dividends	(633)
TOTAL INVESTMENT INCOME	350,339

EXPENSES
Investment advisory fees (Note 5)	434,800
Distribution and service plan fees (Note 5)	69,485
Compliance service fees (Note 5)	43,026
Shareholder account maintenance fees	35,359
Fund accounting fees (Note 5)	34,355
Professional fees	33,279
Administration fees (Note 5)	32,640
Registration and filing fees	31,572
Transfer agent fees (Note 5)	23,243
Trustees’ fees and expenses (Note 4)	15,010
ICI membership fees	14,895
Custodian and bank service fees	12,179
Postage and supplies	7,870
Reports to shareholders	6,805
Insurance expense	6,273
Interest expense (Note 7)	3,834
Other expenses	6,847
TOTAL EXPENSES	811,472
Investment advisory fee reductions (Note 5)	(87,216)
Fees paid indirectly through a directed brokerage arrangement (Note 6)	(1,709)
NET EXPENSES	722,547

NET INVESTMENT LOSS	(372,208)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	8,031,418
Net change in unrealized appreciation/depreciation on investments	(2,481,811)

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	5,549,607

NET INCREASE IN NET ASSETS FROM OPERATIONS	$5,177,399

See accompanying notes to financial statements.

10

The Chesapeake Core Growth Fund Statements of Changes in Net Assets

	Year Ended October 31, 2012	Year Ended October 31, 2011
FROM OPERATIONS
Net investment loss	$(372,208)	$(1,403,608)
Net realized gains from security transactions	8,031,418	55,420,486
Net change in unrealized appreciation/ depreciation on investments	(2,481,811)	(40,852,426)
Net increase in net assets from operations	5,177,399	13,164,452

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,503,796	28,271,404
Payments for shares redeemed	(67,506,761)	(263,597,926)
Net decrease in net assets from capital share transactions	(66,002,965)	(235,326,522)

TOTAL DECREASE IN NET ASSETS	(60,825,566)	(222,162,070)

NET ASSETS
Beginning of year	87,476,539	309,638,609
End of year	$26,650,973	$87,476,539

ACCUMULATED NET INVESTMENT INCOME	$—	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	99,691	1,834,076
Shares redeemed	(4,546,221)	(17,240,388)
Net decrease in shares outstanding	(4,446,530)	(15,406,312)
Shares outstanding, beginning of year	6,147,622	21,553,934
Shares outstanding, end of year	1,701,092	6,147,622

See accompanying notes to financial statements.

11

The Chesapeake Core Growth Fund Financial Highlights

Per share data for a share outstanding throughout each year:
	Years Ended October 31,
	2012		2011		2010		2009		2008
Net asset value at beginning of year	$14.23		$14.37		$12.69		$11.58		$21.69

Income (loss) from investment operations:
Net investment loss	(0.22)		(0.23)		(0.10)		(0.02)		(0.05)
Net realized and unrealized gains (losses) on investments	1.66		0.09		1.78		1.13		(9.25)
Total from investment operations	1.44		(0.14)		1.68		1.11		(9.30)

Less distributions:
From net realized gains on investments	—		—		—		—		(0.81)

Net asset value at end of year	$15.67		$14.23		$14.37		$12.69		$11.58

Total return (a)	10.12%		(0.97%	)	13.24%		9.59%		(44.45% )

Net assets at end of year (000’s)	$26,651		$87,477		$309,639		$350,816		$502,260

Ratio of total expenses to average net assets (b)	1.87%		1.58%		1.52%		1.61%		1.42%

Ratio of net expenses to average net assets (Notes 5 and 6)	1.67%		1.39%		1.38%		1.32%		1.39%

Ratio of net investment loss to average net assets	(0.86%	)	(0.64%	)	(0.64%	)	(0.19%	)	(0.25% )

Portfolio turnover rate	35%		74%		70%		65%		69%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)
Ratios were determined based on expenses prior to any reductions or refunds of advisory fees or distribution and service fees by the Advisor and/or expense reimbursements through a directed brokerage arrangement (Notes 5 and 6).

See accompanying notes to financial statements.

12

The Chesapeake Core Growth Fund Notes to Financial Statements October 31, 2012

1. Organization

The Chesapeake Core Growth Fund (the “Fund”) is a diversified series of the Gardner Lewis Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940.

The investment objective of the Fund is to seek capital appreciation.

2. Significant Accounting Policies

The following is a list of the Fund’s significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies adopted by the Trust’s Board of Trustees (the “Board”) and will be classified as Level 2 or 3 (see below) within the fair value hierarchy, depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures. Instruments with maturities of 60 days or less may be valued at amortized cost, which approximates market value.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

13

The Chesapeake Core Growth Fund Notes to Financial Statements (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks	$25,469,869	$—	$—	$25,469,869
Money Market Funds	1,912,531	—	—	1,912,531
Total	$27,382,400	$—	$—	$27,382,400

Refer to the Fund’s Schedule of Investments for a listing of the common stocks valued using Level 1 inputs by industry type. As of October 31, 2012, the Fund did not have any transfers in and out of any Level. There were no Level 2 or Level 3 securities or derivative instruments held by the Fund as of October 31, 2012. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation – The net asset value per share of the Fund is calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., Eastern time) on each day that the Exchange is open for business. The net asset value per share of the Fund is calculated by dividing the total value of the Fund’s assets, minus liabilities, by the number of shares outstanding. The offering price and redemption price per share is equal to the net asset value per share.

Security transactions and investment income – Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned and includes amortization of discounts and premiums.

Common expenses – Common expenses of the Trust are allocated among the funds within the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund, according to methods reviewed periodically by the Board.

Distributions to shareholders – Dividends arising from net investment income and net capital gains, if any, are declared and paid at least annually. The amount of distributions from net investment income and net realized gains are determined in accordance with income tax regulations, which may differ from GAAP, and are recorded on the ex-dividend date. There were no distributions paid to shareholders during the years ended October 31, 2012 and October 31, 2011.

14

The Chesapeake Core Growth Fund Notes to Financial Statements (Continued)

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of October 31, 2012:

Cost of portfolio investments	$24,423,616
Gross unrealized appreciation	$4,553,295
Gross unrealized depreciation	(1,594,511)
Net unrealized appreciation	2,958,784
Capital loss carryforwards	(156,603,077)
Accumulated deficit	$(153,644,293)

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

For the year ended October 31, 2012, the Fund reclassified $372,208 of net investment loss against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or net asset value per share.

During the year ended October 31, 2012, the Fund utilized capital loss carryforwards of $6,233,491 to offset current year realized gains.

15

The Chesapeake Core Growth Fund Notes to Financial Statements (Continued)

As of October 31, 2012, the Fund had the following short-term capital loss carryforwards for federal income tax purposes:

Amount	Expires October 31,
$129,595,830	2017
27,007,247	2018
$156,603,077

These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after October 31, 2011 for an unlimited period. Capital losses incurred during post-enactment taxable years are required to be utilized prior to those losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards are more likely to expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (October 31, 2009 through October 31, 2012) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

During the year ended October 31, 2012, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $15,494,271 and $82,932,175, respectively.

4. Trustees and Officers

A Trustee and certain officers of the Trust are affiliated with Gardner Lewis Asset Management, L.P. (the “Advisor”), the investment advisor to the Fund, or with Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC (“UFD”), the Fund’s principal underwriter.

16

The Chesapeake Core Growth Fund Notes to Financial Statements (Continued)

Each Trustee of the Trust who is not affiliated with the Advisor receives an annual retainer of $10,000, of which one-half is paid by the Fund. In addition, the Fund pays each such non-interested Trustee $600 for attendance at each Board meeting, either in person or by telephone.

5. Transactions with Affiliates and Other Service Providers to the Fund

INVESTMENT ADVISORY AGREEMENT
Under the terms of the Investment Advisory Agreement between the Trust and the Advisor, the Advisor serves as the investment advisor to the Fund. For its services, the Fund pays the Advisor an investment advisory fee at the annual rate of 1.00% of the Fund’s average daily net assets.

Prior to March 1, 2012, in order to limit expenses of the Fund, the Advisor was subject to an Expense Limitation Agreement with the Trust pursuant to which the Advisor agreed to reduce its fees and to reimburse other expenses so that the total annual operating expenses incurred by the Fund, including, but not limited to, investment advisory fees of the Advisor (exclusive of (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with GAAP, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and (vi) dividend expense on short sales), during the term of the Expense Limitation Agreement (“Fund Operating Expenses”) were limited to 1.40% of the Fund’s average daily net assets. This limitation also excludes the effect of expense offset and directed brokerage arrangements, as well as expenses of investments in other investment companies. Pursuant to the Expense Limitation Agreement, the Fund may reimburse the Advisor for any advisory fee reductions and other expenses assumed and paid by the Advisor during any of the previous three (3) years only if such payment will not cause the Fund’s expense ratio to exceed the annual rate of 1.40%.

As a result of the Expense Limitation Agreement, the Advisor reduced its investment advisory fees by $87,216 during the year ended October 31, 2012. As of October 31, 2012, the amount of fee reductions available for recoupment by the Advisor totaled $766,132. The Advisor may recoup these fee reductions no later than the dates as stated below:

October 31, 2013	$405,664
October 31, 2014	273,252
February 28, 2015	87,216
$766,132

17

The Chesapeake Core Growth Fund Notes to Financial Statements (Continued)

The Chief Compliance Officer of the Trust is an employee of the Advisor. The Trust reimburses the Advisor $60,000 annually for the services provided by the Chief Compliance Officer to the Trust. The Fund bears a proportionate share of this fee based on an allocation approved by the Board.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement with the Trust, Ultimus provides non-investment related administrative services to the Fund. Ultimus supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission (the “SEC”) and state securities commissions, and materials for meetings of the Board. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of 0.075% of the Fund’s average daily net assets up to $500 million, 0.05% of such assets from $500 million to $1 billion, 0.035% of such assets from $1 billion to $2 billion and 0.03% of such assets in excess of $2 billion, subject to a minimum monthly fee of $1,500.

FUND ACCOUNTING AGREEMENT
Under the terms of a Fund Accounting Agreement with the Trust, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, the Fund pays Ultimus a base fee of $2,500 per month, plus an asset-based fee at the annual rate of 0.01% of the first $500 million of the Fund’s average daily net assets and 0.005% of such assets in excess of $500 million. In addition, the Fund pays all costs of external pricing services.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement with the Trust, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder services functions. For these services, Ultimus receives a fee, payable monthly, at an annual rate of $18 for each direct account and $15 for certain accounts established through financial intermediaries, subject to a minimum fee of $1,500 per month. In addition, the Fund pays out-of-pocket expenses, including, but not limited to, postage and supplies.

DISTRIBUTION AND SERVICE FEES
The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Rule 12b-1 Plan”), pursuant to which the Fund may incur certain costs for distribution and/or shareholder servicing expenses not to exceed 0.25% per annum of the Fund’s average daily net assets. During the year ended October 31, 2012, the Fund incurred $69,485 in distribution and service fees under the Rule 12b-1 Plan.

18

The Chesapeake Core Growth Fund Notes to Financial Statements (Continued)

DISTRIBUTION AGREEMENT
Under the terms of a Distribution Agreement with the Trust, UFD provides distribution services to the Trust and serves as principal underwriter to the Fund. UFD receives no compensation from the Fund for acting as principal underwriter.

6. Directed Brokerage Arrangements

The Advisor has executed certain portfolio trades through brokers who paid a portion of the Fund’s expenses. During the year ended October 31, 2012, the Fund’s expenses were reduced by $1,709 under these arrangements.

7. Bank Line of Credit

The Fund has an unsecured $7,000,000 bank line of credit through its custodian bank that is used for short-term liquidity in connection with shareholder redemptions. Borrowings under this arrangement bear interest at the lender’s prime rate minus 1% at the time of borrowing. During the year ended October 31, 2012, the Fund incurred $3,834 of interest expense related to the borrowings. Average borrowings and the average interest rate during the year ended October 31, 2012 were $721,741 and 2.29%, respectively. The largest outstanding borrowing during the year ended October 31, 2012 was $6,167,000. As of October 31, 2012, the Fund had no outstanding borrowings.

8. Contingencies and Commitments

The Trust indemnifies its officers and Trustees for certain liabilities that might arise from their performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The maximum exposure of the Trust, with respect to the Fund, under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

9. Sector Risk

If the Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. As of October 31, 2012, the Fund had 27.7% of the value of its net assets invested in stocks within the Information Technology sector. From time to time, a particular set of circumstances may affect this sector or companies within the sector. For instance,

19

The Chesapeake Core Growth Fund Notes to Financial Statements (Continued)

economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio will be adversely affected.

10. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

11. New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is applied prospectively. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

20

The Chesapeake Core Growth Fund Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Gardner Lewis Investment Trust
and the Shareholders of The Chesapeake Core Growth Fund

We have audited the accompanying statement of assets and liabilities of The Chesapeake Core Growth Fund, a series of shares of beneficial interest of Gardner Lewis Investment Trust (the “Fund”), including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Chesapeake Core Growth Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
December 19, 2012

21

The Chesapeake Core Growth Fund About Your Fund’s Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees, Rule 12b-1 distribution fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table that follows are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (May 1, 2012) and held until the end of the period (October 31, 2012).

The table that follows illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

22

The Chesapeake Core Growth Fund About Your Fund’s Expenses (Unaudited) (Continued)

More information about the Fund’s expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$ 970.90	$9.26
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,015.74	$9.48

*	Expenses are equal to the Fund’s annualized expense ratio of 1.87% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Other Information (Unaudited)

The Trust files a complete listing of the Fund’s portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling the Trust toll-free at 1-800-430-3863. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the Trust toll-free at 1-800-430-3863, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling the Trust toll-free at 1-800-430-3863, or on the SEC’s website at http://www.sec.gov.

23

The Chesapeake Core Growth Fund Board of Trustees and Executive Officers (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Name, Age, and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Jack E. Brinson (age 79) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Trustee	Since 8/92	Retired; Previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	2
Mr. Brinson serves as an Independent Trustee of the following: DGHM Investment Trust for the two series of that Trust; Brown Capital Management Funds for the three series of that Trust; Hillman Capital Management Investment Trust for the one series of that Trust; Starboard Investment Trust for the twenty series of that Trust; and Tilson Investment Trust for the two series of that Trust (all registered investment companies).

Theo H. Pitt, Jr. (age 76) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Trustee	Since 4/02	Senior Partner of Community Financial Institutions Consulting (bank consulting) since 1997; Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) from 2003-2008.	2
Mr. Pitt serves as an Independent Trustee of DGHM Investment Trust for the two series of that Trust; Independent Trustee of Starboard Investment Trust for the twenty series of that Trust; and Chairman and Independent Trustee of Hanna Investment Trust for the one series of that Trust (all registered investment companies).

Interested Trustee*
W. Whitfield Gardner (age 50) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Chairman and Principal Executive Officer	Since 6/96	Managing Partner and Portfolio Manager of Gardner Lewis Asset Management, L.P.	2	None.
	President	Since 12/12

*	W. Whitfield Gardner is an Interested Trustee because he is an officer and principal owner of Gardner Lewis Asset Management, L.P., the investment advisor to the Fund.

24

The Chesapeake Core Growth Fund Board of Trustees and Executive Officers (Unaudited) (Continued)

Name, Age, and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers
Judy B. Werner (age 50) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Chief Compliance Officer	Since 1/05	Chief Compliance Officer of Gardner Lewis Asset Management, L.P.
Robert G. Dorsey (age 55) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Vice President	Since 7/07	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.
Tina H. Bloom (age 44) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Secretary	Since 6/11	Director of Administration of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.
Mark J. Seger (age 50) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Treasurer and Principal Financial Officer	Since 7/07	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-430-3863.

25

The Chesapeake Core Growth Fund Renewal of the Investment Advisory Agreement (Unaudited)

The Advisor supervises the investments of the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Advisor and the Trust. At the quarterly meeting of the Board of Trustees of the Trust that was held on September 25, 2012, the Trustees unanimously approved the continuance of the Advisory Agreement for an additional annual term. In considering whether to approve the renewal of the Advisory Agreement, the Trustees reviewed and considered such information as they deemed reasonably necessary, including the following material factors: (1) the nature, extent and quality of the services provided by the Advisor; (2) the investment performance of the Fund and the Advisor; (3) the costs of the services provided and profits realized by the Advisor from its relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) the Advisor’s practices regarding brokerage and portfolio transactions; and (6) the Advisor’s practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials including, without limitation: (1) the Advisory Agreement; (2) financial statements of the Advisor; (3) a description of the Advisor’s key personnel and the services provided by the Advisor to the Fund; (4) information regarding the Advisor’s investment approach and investment performance and comparative performance information for other mutual funds with strategies similar to the Fund; (5) information regarding the Advisor’s brokerage practices, compliance program and affiliations, including potential conflicts of interest; (6) analyses of Fund expenses and comparative expense information for other mutual funds with strategies similar to the Fund; and (7) a memorandum from the Trust’s outside legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board of Trustees in order to make an informed decision.

1.	Nature, Extent and Quality of the Services Provided by the Advisor

In considering the nature, extent and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Advisory Agreement. The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation: the quality of its investment advisory services since the Fund’s commencement of operations (including research and recommendations with respect to portfolio securities); its process for formulating investment decisions and assuring compliance with the Fund’s investment objectives and limitations; its efforts to negotiate arrangements with other service providers for the benefit of shareholders; and its efforts to promote and market the Fund and grow the Fund’s assets. The Trustees also evaluated the

26

The Chesapeake Core Growth Fund Renewal of the Investment Advisory Agreement (Unaudited) (Continued)

Advisor’s personnel, including their education and experience. The Trustees noted that several of the officers of the Trust, including the principal executive officer and president of the Trust, were employees of the Advisor and served the Trust without additional compensation. After reviewing the foregoing information and further information in the materials provided by the Advisor, the Board concluded, in light of all the facts and circumstances, that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

2.	Investment Performance of the Fund and the Advisor

In considering the investment performance of the Fund and the Advisor, the Trustees compared the short-term and long-term performance of the Fund with the historical returns of comparable funds with similar objectives managed by other investment advisors and aggregated peer group data (e.g., Morningstar peer group data). The Trustees also considered the consistency of the Advisor’s management of the Fund with its investment objective and policies. The Trustees noted that the Fund’s performance, on a short-term and long-term basis, was above some funds and below others; however, the Trustees noted that the Fund’s performance was generally comparable to its peer category. After reviewing and discussing the short-term and long-term investment performance of the Fund, the Advisor’s experience managing the Fund and other advisory accounts, the Advisor’s historical investment performance and other factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Advisor was satisfactory.

3.	Costs of the Services Provided and Profits Realized by the Advisor

In considering the costs of the services provided and profits realized by the Advisor from its relationship with the Fund, the Trustees considered, among other things: (i) the Advisor’s financial condition and the level of commitment to the Fund and the Advisor by the principals of the Advisor; (ii) the asset level of the Fund; (iii) the overall expenses of the Fund; (iv) the nature and frequency of advisory fee payments; (v) the Advisor’s staffing, personnel, and methods of operating; and (vi) the Advisor’s compliance policies and procedures. The Trustees reviewed financial statements and other information communicated by the Advisor regarding its profits associated with managing the Fund. The Trustees noted that the Fund utilizes brokerage commission recapture programs to help offset Fund expenses. The Trustees also considered potential benefits for the Advisor in managing the Fund, including the ability for the Advisor to place small accounts into the Fund and the potential for the Advisor to generate “soft dollar” research from certain of the Fund’s trades that may benefit the Advisor’s other clients as well.

27

The Chesapeake Core Growth Fund Renewal of the Investment Advisory Agreement (Unaudited) (Continued)

The Trustees then compared the fees and expenses of the Fund (including the management fee) to other specifically identifiable funds with similar investment objectives managed by other investment advisors. It was noted that a comparison of fees the Advisor would charge other clients would not necessarily be useful in considering the fees charged to the Fund, as the Advisor suggested that the services rendered to the two types of clients were sufficiently different. The Trustees noted that the management fee of the Fund in comparison to the management fees of its identified comparable funds was higher than some funds but lower than or equal to others, although the Fund’s overall net expense ratio was generally comparable to its peers. Following the foregoing comparisons and after further discussion on this point, the Board concluded that the fees paid to the Advisor by the Fund, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges within a range of what could have been negotiated at arm’s length.

4.	Economies of Scale

In considering the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors, the Trustees determined that while the management fee for the Fund would remain the same at all asset levels, the Fund’s shareholders would benefit from economies of scale under the Fund’s agreements with service providers other than the Advisor. The Trustees agreed that it was not appropriate to introduce fee breakpoints at the present time. The Trustees’ noted, however, that if the Fund grows significantly in assets, it may become necessary for the Advisor to consider adding breakpoints to the advisory fees. Following further discussion of the Fund’s asset level, expectations for growth, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

5.	Advisor’s Practices Regarding Brokerage and Portfolio Transactions

In considering the Advisor’s practices regarding brokerage and portfolio transactions, the Trustees reviewed the Advisor’s practice for seeking best execution for the Fund’s portfolio transactions. The Trustees also considered the portfolio turnover rate for the Fund, the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services, and whether the higher rates are reasonable in relation to the value of the services provided. The Trustees considered the process by which evaluations are made of the overall reasonableness of commissions paid and the method and basis

28

The Chesapeake Core Growth Fund Renewal of the Investment Advisory Agreement (Unaudited) (Continued)

for selecting and evaluating the broker-dealers used by the Advisor. The Trustees noted that in selecting broker-dealers to execute portfolio transactions, the Advisor considers a variety of factors including, among others: order flow, liquidity of the security traded, ability of a broker-dealer to maintain the confidentiality of trading intentions, ability of a broker-dealer to place trades in difficult market environments, research services provided, execution facilitation services provided, timeliness of execution, timeliness and accuracy of trade confirmations, willingness to commit capital, allocation of limited investment opportunities, client direction, record keeping services provided, custody services provided, frequency and correction of trading errors, ability to access a variety of market venues, expertise as it relates to specific securities, intermediary compensation (commissions and spreads), financial condition, and business reputation. The Trustees also considered the process for aggregating or “blocking” trades for client accounts, including the Fund. After further review and discussion, the Board determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

6.	Advisor’s Practices Regarding Possible Conflicts of Interest

In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis for “soft dollar” arrangements with broker-dealers; the basis of decisions to buy or sell securities for the Fund and/or the Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. Following further consideration and discussion, the Board indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any such party (as such term is defined by the Investment Company Act of 1940), approved the renewal of the Advisory Agreement.

29

The Chesapeake Core Growth Fund
is a series of
Gardner Lewis Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

The Chesapeake Core Growth Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	Gardner Lewis Asset Management 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317

Toll-Free Telephone:

1-800-430-3863

World Wide Web @:

www.chesapeakefunds.com

The Chesapeake Growth Fund

Annual Report October 31, 2012

Investment Advisor	Administrator
Gardner Lewis Asset Management, L.P. 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317 www.chesapeakefunds.com	Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707 1-800-430-3863

The Chesapeake Growth Fund
Management Discussion of Fund Performance

December 3, 2012

Market Environment: The uncertainty and negativity emanating from the close of fiscal year 2011 abruptly changed heading into fiscal year 2012. The year began with equity markets shifting focus away from economic worries as EU leaders finally initiated a solution to address their debt problems, while unemployment and housing trends started to stabilize here in the U.S. As a result, investors refocused on company specific fundamentals while the broader equity markets moved higher.

Solid quarterly earnings results in January resulting from year over year earnings growth, unassuming valuations, and an environment of low interest rates, combined to reward investors handsomely. With the previous uncertain news of the prior year forgotten, modest economic growth provided the much needed momentum heading into the middle of the year.

The April earnings season began with companies largely meeting or exceeding Wall Street’s earnings expectations. Macro-related fears, however, crept back into the headlines as the quarter progressed, causing the market to give back some of the year’s earlier gains. After the previous strong rally, it was not unexpected that a fresh round of fears regarding the European debt crisis, a potential slowdown in China, and continued concerns about U.S. government policies would put pressure on equity valuations.

These fears turned out to be just that, fears. The summer months displayed a market which quietly moved higher amid headlines dominated by economic stagnation, election year politics, and the corresponding fiscal and regulatory uncertainty, along with the European debt crisis.

As we head into the new fiscal year, interest rates remain at historically low levels which, combined with modest domestic economic growth, has historically provided an accommodating environment for superior growth companies, in which we typically invest.

The Chesapeake Growth Fund
Management Discussion of Fund Performance (Continued)

Portfolio Review.  The following table breaks out the holdings of the Chesapeake Growth Fund (the “Fund”) by economic sector and compares 2011 and 2012 fiscal year-end holdings.

Economic Sector	10/31/2011	10/31/2012
Consumer Discretionary	22%	24%
Consumer Staples	0%	2%
Energy	7%	9%
Financials	11%	11%
Health Care	16%	9%
Industrials	11%	5%
Information Technology	23%	29%
Materials	5%	6%
Telecommunication Services	5%	5%
Utilities	0%	0%

The most significant sector shifts in the Fund during the fiscal year included an increase in cash, which was offset by a decrease in Health Care and Industrials. Relative to the broad market, our largest sector overweights at the end of the fiscal year are in Consumer Discretionary and Information Technology, while we are most underexposed to Consumer Staples and Industrials.

During the Fund’s fiscal year, Consumer Discretionary, Telecommunication Services, and Financials provided the largest positive contributions to overall returns. Health Care and Industrials were our largest sources of negative contribution for the fiscal year.

The Fund’s most significant individual contributors to gains this past fiscal year were Equinix (telecommunication services), Apple Computer (consumer electronics), Liberty Media (media programming), MasterCard (business services), and Pioneer Natural Resources (oil & gas). The principal detractors were Unilife (medical devices), Humana (health care plans), Facebook (social media), Acacia Research (patent research services), and BioSante Pharmaceuticals (pharmaceuticals).

The Chesapeake Growth Fund
Management Discussion of Fund Performance (Continued)

Throughout the fiscal year we reduced our name count, concentrating on those companies we believe offer the most compelling fundamentals and sold those stocks that achieved our internal price targets, failed to meet our expectations, or just did not make the cut. As a result, we outperformed the S&P 500 Total Return Index (“S&P 500”) in the fourth quarter and are continuing to perform well heading into fiscal year 2013.

The total return for the Institutional Shares of the Fund of +10.57% this fiscal year compares to +15.21% for the S&P 500, the Fund’s benchmark index. Performance shortfall from the benchmark was most pronounced in the spring during the height of the market selloff, as macro worries appeared to drive stock prices to a greater degree than fundamental company news.

Outlook.

As we head into a new fiscal year, we remain confident in the outlook for our companies, as evidenced by the relatively low turnover within the portfolio. Our optimism stems from the current environment which is characterized by low interest rates and modest economic growth, combined with the anticipated strong earnings growth and unassuming valuations in our portfolio leaving us enthusiastic about the outlook heading into fiscal year 2013.

Sincerely,

W. Whitfield Gardner

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-430-3863. Fee reductionss and/or expense reimbursements have positively impacted Fund performance. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other important information. For information on the Fund’s expense ratio please see the Financial Highlights table found within this Report.

The Chesapeake Growth Fund - Institutional Shares

Comparison of the Change in Value of a $250,000 Investment in
The Chesapeake Growth Fund - Institutional Shares(a), the S&P 500® Total Return Index,
the Russell 3000® Growth Index and the Russell 2000® Growth Index
(Unaudited)

Average Annual Total Returns (b)
(for periods ended October 31, 2012)

	1 Year	5 Years	10 Years
The Chesapeake Growth Fund - Institutional Shares	10.57%	-2.60%	7.31%
The Chesapeake Growth Fund - Investor Shares	9.97%	-3.00%	6.94%
S&P 500® Total Return Index	15.21%	0.36%	6.91%
Russell 3000® Growth Index	12.76%	1.90%	7.32%
Russell 2000® Growth Index	9.70%	1.41%	9.66%

* The S&P 500 Index and the Russell Indices are market capitalization weighted indices that are widely used as barometers of U.S. stock market performance.  The S&P 500® Total Return Index provides investors with a price-plus gross cash dividend return of the companies represented in the S&P 500 Index.  All of the indices shown are unmanaged and shown for illustration purposes only.  An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

(a) The line graph above represents performance of Institutional Shares only, which will vary from the performance of Investor Shares based on the difference in fees paid by shareholders in the different classes.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes dividends or distributions, if any, are reinvested in shares of the Fund.  The total returns in the graph and chart above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Chesapeake Growth Fund
Portfolio Information (Unaudited)

Top 10 Equity Holdings
October 31, 2012

Security Description	% of Net Assets
Apple, Inc.	7.1%
Liberty Media Corp. - Liberty Capital	5.4%
Humana, Inc.	5.0%
Equinix, Inc.	4.5%
Amazon.com, Inc.	3.3%
MasterCard, Inc. - Class A	3.2%
Boeing Co. (The)	3.1%
Anadarko Petroleum Corp.	3.0%
Bank of America Corp.	2.9%
Vail Resorts, Inc.	2.7%

The Chesapeake Growth Fund
Schedule of Investments
October 31, 2012

Common Stocks - 91.9%	Shares	Value
Consumer Discretionary - 22.0%
Hotels, Restaurants & Leisure - 4.8%
Starwood Hotels & Resorts Worldwide, Inc.	4,315	$223,733
Vail Resorts, Inc.	5,135	291,565
		515,298
Internet & Catalog Retail - 5.6%
Amazon.com, Inc. *	1,489	346,669
Liberty Interactive Corp. - Series A *	12,425	248,500
		595,169
Media - 10.3%
DIRECTV - Class A *	4,165	212,873
Discovery Communications, Inc. - Class C *	3,795	207,890
Liberty Media Corp. - Liberty Capital *	5,139	573,872
Scripps Networks Interactive, Inc. - Class A	1,755	106,564
		1,101,199
Multiline Retail - 1.3%
Nordstrom, Inc.	2,350	133,410

Consumer Staples - 1.5%
Food & Staples Retailing - 1.5%
Whole Foods Market, Inc.	1,700	161,041

Energy - 7.9%
Energy Equipment & Services - 0.8%
Core Laboratories N.V.	885	91,739

Oil, Gas & Consumable Fuels - 7.1%
Anadarko Petroleum Corp.	4,580	315,150
EOG Resources, Inc.	1,970	229,485
Pioneer Natural Resources Co.	1,975	208,659
		753,294
Financials - 10.2%
Capital Markets - 1.8%
Goldman Sachs Group, Inc. (The)	1,600	195,824

Diversified Financial Services - 8.4%
Bank of America Corp.	33,635	313,478
Citigroup, Inc.	6,384	238,698
MasterCard, Inc. - Class A	731	336,940
		889,116

The Chesapeake Growth Fund
Schedule of Investments (Continued)

Common Stocks - 91.9% (Continued)	Shares	Value
Health Care - 8.5%
Biotechnology - 2.4%
Gilead Sciences, Inc. *	3,825	$256,887

Health Care Providers & Services - 6.1%
Express Scripts Holding Co. *	1,785	109,849
Humana, Inc.	7,235	537,343
		647,192
Industrials - 5.1%
Aerospace & Defense - 4.1%
Boeing Co. (The)	4,740	333,886
HEICO Corp.	2,665	102,949
		436,835
Machinery - 1.0%
Danaher Corp.	2,050	106,046

Information Technology - 26.6%
Communications Equipment - 2.9%
Cisco Systems, Inc.	5,925	101,554
QUALCOMM, Inc.	3,540	207,356
		308,910
Computers & Peripherals - 8.3%
Apple, Inc.	1,274	758,157
EMC Corp. *	5,035	122,955
		881,112
Internet Software & Services - 7.6%
Baidu, Inc. - ADR *	1,840	196,181
Facebook, Inc. - Class A *	7,370	155,618
Google, Inc. - Class A *	374	254,234
MercadoLibre, Inc.	930	78,092
Youku Tudou, Inc. - ADR *	6,280	124,344
		808,469
Semiconductors & Semiconductor Equipment - 1.4%
Broadcom Corp. - Class A *	4,875	153,733

Software - 6.4%
NetSuite, Inc. *	1,995	126,702
salesforce.com, inc. *	1,000	145,980

The Chesapeake Growth Fund
Schedule of Investments (Continued)

Common Stocks - 91.9% (Continued)	Shares	Value
Information Technology - 26.6% (Continued)
Software - 6.4% (Continued)
Splunk, Inc. *	6,655	$186,673
VMware, Inc. - Class A *	2,645	224,217
		683,572
Materials - 5.6%
Chemicals - 1.0%
Monsanto Co.	1,220	105,006

Containers & Packaging - 2.4%
Crown Holdings, Inc. *	6,600	252,450

Metals & Mining - 2.2%
Freeport-McMoRan Copper & Gold, Inc.	6,190	240,667

Telecommunication Services - 4.5%
Diversified Telecommunication Services - 4.5%
Equinix, Inc. *	2,674	482,416

Total Common Stocks (Cost $7,679,932)		$9,799,385

Money Market Funds - 7.5%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (a)	397,529	$397,529
Fidelity Institutional Money Market Portfolio - Class I, 0.16% (a)	397,529	397,529
Total Money Market Funds (Cost $795,058)		$795,058

Total Investments at Value - 99.4% (Cost $8,474,990)		$10,594,443

Other Assets in Excess of Liabilities - 0.6%		63,981

Total Net Assets - 100.0%		$10,658,424

ADR - American Depositary Receipt.

*	Non-income producing security.
(a)	Variable rate security. The rate shown is the 7-day effective yield as of October 31, 2012.

See accompanying notes to financial statements.

The Chesapeake Growth Fund
Statement of Assets and Liabilities
October 31, 2012

ASSETS
Investments in securities:
At acquisition cost	$8,474,990
At value (Note 2)	$10,594,443
Cash	335
Dividends receivable	2,412
Receivable for investment securities sold	192,411
Other assets	5,467
TOTAL ASSETS	10,795,068

LIABILITIES
Payable for investment securities purchased	107,215
Payable to administrator (Note 5)	6,340
Accrued Trustees' fees (Note 4)	3,333
Accrued compliance service fees (Note 5)	1,605
Accrued distribution and service plan fees, Investor shares (Note 5)	211
Other accrued expenses	17,940
TOTAL LIABILITIES	136,644

NET ASSETS	$10,658,424

Net assets consist of:
Paid-in capital	$9,166,305
Accumulated net realized losses from security transactions	(627,334)
Net unrealized appreciation on investments	2,119,453
NET ASSETS	$10,658,424

PRICING OF INSTITUTIONAL SHARES
Net assets applicable to Institutional shares	$8,642,872
Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)	577,768
Net asset value, offering price and redemption price per share (Note 2)	$14.96

PRICING OF INVESTOR SHARES
Net assets applicable to Investor shares	$2,015,552
Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)	146,180
Net asset value, offering price and redemption price per share (Note 2)	$13.79

See accompanying notes to financial statements.

The Chesapeake Growth Fund
Statement of Operations
For the Year Ended October 31, 2012

INVESTMENT INCOME
Dividends (Net of foreign tax witholding of $673)	$55,838

EXPENSES
Investment advisory fees (Note 5)	112,260
Fund accounting fees (Note 5)	37,119
Professional fees	30,382
Transfer agent fees, Institutional shares (Note 5)	15,000
Transfer agent fees, Investor shares (Note 5)	6,000
Registration and filing fees, Common	3,920
Registration fees, Institutional shares	6,982
Registration fees, Investor shares	9,373
Administration fees (Note 5)	18,000
Compliance service fees (Note 5)	16,974
Trustees' fees and expenses (Note 4)	15,010
Custodian and bank service fees	8,613
Postage and supplies	5,535
Reports to shareholders	3,494
Distribution and service plan fees, Investor shares (Note 5)	2,893
Insurance expense	2,824
Other expenses	8,172
TOTAL EXPENSES	302,551
Investment advisory fee reductions (Note 5)	(112,260)
Fees paid indirectly through a directed brokerage arrangement (Note 6)	(392)
NET EXPENSES	189,899

NET INVESTMENT LOSS	(134,061)

REALIZED AND UNREALIZED GAINS ON
INVESTMENTS
Net realized gains from security transactions	956,812
Net change in unrealized appreciation/depreciation on investments	399,363
NET REALIZED AND UNREALIZED GAINS ON
INVESTMENTS	1,356,175

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,222,114

See accompanying notes to financial statements.

The Chesapeake Growth Fund
Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	October 31,	October 31,
	2012	2011
FROM OPERATIONS
Net investment loss	$(134,061)	$(131,777)
Net realized gains from security transactions	956,812	932,448
Net change in unrealized appreciation/depreciation on investments	399,363	(992,865)
Net increase (decrease) in net assets from operations	1,222,114	(192,194)

FROM CAPITAL SHARE TRANSACTIONS
INSTITUTIONAL SHARES
Proceeds from shares sold	285,540	125,714
Payments for shares redeemed	(1,949,305)	(354,534)
Net decrease in net assets from Institutional shares capital share transactions	(1,663,765)	(228,820)

INVESTOR SHARES
Proceeds from shares sold	2,500	47,000
Payments for shares redeemed	(898,990)	(272,515)
Net decrease in net assets from Investor shares capital share transactions	(896,490)	(225,515)

TOTAL DECREASE IN NET ASSETS	(1,338,141)	(646,529)

NET ASSETS
Beginning of year	11,996,565	12,643,094
End of year	$10,658,424	$11,996,565

ACCUMULATED NET INVESTMENT INCOME	$-	$-

SUMMARY OF CAPITAL SHARE ACTIVITY
INSTITUTIONAL SHARES
Shares sold	21,872	8,478
Shares redeemed	(133,566)	(24,267)
Net decrease in shares outstanding	(111,694)	(15,789)
Shares outstanding, beginning of year	689,462	705,251
Shares outstanding, end of year	577,768	689,462

INVESTOR SHARES
Shares sold	198	3,251
Shares redeemed	(66,781)	(19,755)
Net decrease in shares outstanding	(66,583)	(16,504)
Shares outstanding, beginning of year	212,763	229,267
Shares outstanding, end of year	146,180	212,763

See accompanying notes to financial statements.

The Chesapeake Growth Fund - Institutional Shares
Financial Highlights

Per share data for a share outstanding throughout each year:

	Years Ended October 31,

	2012		2011	2010		2009		2008

Net asset value at beginning of year	$13.53		$13.76	$11.32		$9.12		$17.07

Income (loss) from investment operations:
Net investment loss	(0.17)		(0.13)	(0.19)		(0.17)		(0.08)
Net realized and unrealized gains (losses)
on investments	1.60		(0.10)	2.63		2.37		(7.87)
Total from investment operations	1.43		(0.23)	2.44		2.20		(7.95)

Net asset value at end of year	$14.96		$13.53	$13.76		$11.32		$9.12

Total return (a)	10.57%		(1.67% )	21.55%		24.12%		(46.57% )

Net assets at end of year (000's)	$8,643		$9,329	$9,704		$8,882		$7,585

Ratio of total expenses to average net assets (b)	2.58%		2.27%	2.47%		2.83%		2.44%

Ratio of net expenses to average net
assets (Note 5 and 6)	1.58%		1.25%	1.77%		2.25%		1.59%

Ratio of net investment loss to average net assets	(1.08%	)	(0.89% )	(1.44%	)	(1.76%	)	(0.86% )

Portfolio turnover rate	60%		64%	83%		80%		113%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Fund.  Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Ratios were determined based on expenses prior to any reductions or refunds of advisory fees by the Advisor and/or expense reimbursements through a directed brokerage arrangement (Notes 5 and 6).

See accompanying notes to financial statements.

The Chesapeake Growth Fund - Investor Shares
Financial Highlights

Per share data for a share outstanding throughout each year:

	Years Ended October 31,

	2012		2011	2010		2009		2008

Net asset value at beginning of year	$12.54		$12.82	$10.58		$8.55		$16.06

Income (loss) from investment operations:
Net investment loss	(0.25)		(0.20)	(0.22)		(0.19)		(0.16)
Net realized and unrealized gains (losses)
on investments	1.50		(0.08)	2.46		2.22		(7.35)
Total from investment operations	1.25		(0.28)	2.24		2.03		(7.51)

Net asset value at end of year	$13.79		$12.54	$12.82		$10.58		$8.55

Total return (a)	9.97%		(2.18% )	21.17%		23.74%		(46.76% )

Net assets at end of year (000's)	$2,016		$2,668	$2,939		$2,769		$2,725

Ratio of total expenses to average net assets (b)	3.14%		2.80%	2.76%		3.05%		2.71%

Ratio of net expenses to average net
assets (Note 5 and 6)	2.14%		1.79%	2.06%		2.49%		1.89%

Ratio of net investment loss to average net assets	(1.64%	)	(1.42% )	(1.73%	)	(2.00%	)	(1.16% )

Portfolio turnover rate	60%		64%	83%		80%		113%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Fund.  Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Ratios were determined based on expenses prior to any reductions or refunds of advisory fees by the Advisor and/or expense reimbursements through a directed brokerage arrangement (Notes 5 and 6).

See accompanying notes to financial statements.

The Chesapeake Growth Fund
Notes to Financial Statements
October 31, 2012

1.	Organization

The Chesapeake Growth Fund (the “Fund”) is a diversified series of the Gardner Lewis Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940.

The investment objective of the Fund is to seek capital appreciation by investing primarily in equity securities of companies without regard to capitalization.

The Fund currently offers two classes of shares:  Institutional shares (sold without any sales loads or distribution fees) and Investor shares (sold without any sales loads, but subject to a distribution fee of up to 0.25% of the average daily net assets attributable to Investor shares).  Each class of shares represents an interest in the same portfolio of investments, has the same rights and is identical in all material respects except that (1) Investor shares bear distribution fees; (2) certain other class-specific expenses will be born solely by the class to which such expenses are attributable; and (3) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2.	Significant Accounting Policies

The following is a list of the Fund’s significant accounting policies.  The polices are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Securities that are traded on any stock exchange are generally valued at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued at its last bid price.  Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trust’s Board of Trustees (the “Board”) and will be classified as Level 2 or 3 (see next page) within the fair value hierarchy depending on the inputs used.  Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.  Instruments with maturities of 60 days or less may be valued at amortized cost, which approximates market value.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

The Chesapeake Growth Fund
Notes to Financial Statements (Continued)

Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs
•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.  For disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2012:

	Level 1	Level 2	Level 3	Total

Common Stocks	$9,799,385	$—	$—	$9,799,385
Money Market Funds	795,058	—	—	795,058
Total	$10,594,443	$—	$—	$10,594,443

Refer to the Fund’s Schedule of Investments for a listing of the common stocks valued using Level 1 inputs by industry type.  As of October 31, 2012, the Fund did not have any transfers in and out of any Level.  There were no Level 2 or Level 3 securities or derivative instruments held by the Fund as of October 31, 2012.  It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation – The net asset value per share of each class of shares of the Fund is calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., Eastern time) on each day that the Exchange is open for business.  The net asset value per share of each class of shares of the Fund is calculated by dividing the total value of the Fund’s assets attributable to that class, minus liabilities attributable to that class, by the number of shares outstanding of that class.  The offering price and redemption price per share of each class of shares is equal to the net asset value per share.

Security transactions and investment income – Security transactions are accounted for on trade date.  Cost of securities sold is determined on a specific identification basis.  Dividend income is recorded on the ex-dividend date.  Interest income is accrued as earned and includes amortization of discounts and premiums.

Common expenses – Common expenses of the Trust are allocated among the funds within the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund, according to methods reviewed periodically by the Board.

The Chesapeake Growth Fund
Notes to Financial Statements (Continued)

Distributions to shareholders – Dividends arising from net investment income and net capital gains, if any, are declared and paid at least annually.  The amount of distributions from net investment income and net realized gains are determined in accordance with income tax regulations which may differ from GAAP and are recorded on the ex-dividend date.  There were no distributions paid to shareholders during the years ended October 31, 2012 and October 31, 2011.

Allocation between classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses of the Fund which are not attributable to a specific class are generally allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed.  Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of October 31, 2012:

Cost of portfolio investments	$8,621,472
Gross unrealized appreciation	$2,549,711
Gross unrealized depreciation	(576,740)
Net unrealized appreciation	1,972,971
Capital loss carryforwards	(480,852)
Accumulated earnings	$1,492,119

The Chesapeake Growth Fund
Notes to Financial Statements (Continued)

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

During the year ended October 31, 2012, the Fund reclassified $134,061 of net investment loss against paid-in capital on the Statement of Assets and Liabilities.  Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or net asset value per share.

During the year ended October 31, 2012, the Fund utilized capital loss carryforwards of $830,776 to offset current year realized gains.

As of October 31, 2012, the Fund had the following short-term capital loss carryforward for federal income tax purposes:

Amount	Expires October 31,
$ 480,852	2017

This capital loss carryforward may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after October 31, 2011 for an unlimited period.  Capital losses incurred during post-enactment taxable years are required to be utilized prior to those losses incurred in pre-enactment taxable years.  As a result of this ordering rule, pre-enactment capital loss carryforwards are more likely to expire unused.  Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is "more-likely-than-not" to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended October 31, 2009 through October 31, 2012) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3.	Investment Transactions

During the year ended October 31, 2012, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $6,555,415 and $9,852,295, respectively.

4.	Trustees and Officers

A Trustee and certain officers of the Trust are affiliated with Gardner Lewis Asset Management, L.P. (the “Advisor”), the investment advisor to the Fund, or with Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC (“UFD”), the Fund’s principal underwriter.

The Chesapeake Growth Fund
Notes to Financial Statements (Continued)

Each Trustee of the Trust who is not affiliated with the Advisor receives an annual retainer of $10,000, of which one-half is paid by the Fund.  In addition, the Fund pays each such non-interested Trustee $600 for attendance at each Board meeting, either in person or by telephone.

5.	Transactions with Affiliates and Service Providers

INVESTMENT ADVISORY AGREEMENT
Under the terms of the Investment Advisory Agreement between the Trust and the Advisor, the Advisor serves as the investment advisor to the Fund.  For its services, the Fund pays the Advisor an investment advisory fee at the annual rate of 1.00% of the Fund’s average daily net assets.

Pursuant to Fee Reduction Agreements, the Advisor has contractually agreed to reduce it advisory fee in whole until February 28, 2013.  Accordingly, during the year ended October 31, 2012, the Advisor did not collect any of its investment advisory fees, which totaled $112,260.

Pursuant to the Fee Reduction Agreements, the Advisor may recoup from the Fund any advisory fee reductions and expense reimbursements by the Advisor for a period of three years from such fee reduction or expense reimbursement, provided that the Fund is able to make such repayment without causing the aggregate expenses of every character, including but not limited to investment advisory fees of the Advisor (exclusive of (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with GAAP, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and (vi) dividend expense on short sales) (“Fund Operating Expenses”), for Institutional shares and Investor shares to exceed the annual rates of 2.75% and 3.00%, respectively.  During the year ended October 31, 2012, the Advisor did not recoup from the Fund any previous investment advisory fee reductions or expense reimbursements. As of October 31, 2012, the amount of fee reductions and expense reimbursements available for recoupment by the Advisor totaled $323,636.

As of October 31, 2012, the Advisor may recoup these fee reductions and expense reimbursements no later than the dates as stated below:

October 31, 2013	$80,410
October 31, 2014	130,966
October 31, 2015	112,260
$323,636

Prior to March 1, 2010, the Advisor contractually agreed to reduce its advisory fees and to assume other expenses of the Fund, provided the Fund’s net assets were less than $11 million, in order that the Fund Operating Expenses for Institutional shares and Investor shares would not exceed 2.75% and 3.00% (“Fund Operating Expenses”), respectively, of average daily net assets.  This limitation also excludes the effect of expense offset and directed brokerage arrangements, as well as expenses of investments in other investment companies.

The Chief Compliance Officer of the Trust is an employee of the Advisor.  The Trust reimburses the Advisor $60,000 annually for the services provided by the Chief Compliance Officer to the Trust.  The Fund bears a proportionate share of this fee based on an allocation approved by the Board.

The Chesapeake Growth Fund
Notes to Financial Statements (Continued)

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement with the Trust, Ultimus provides non-investment related administrative services to the Fund.  Ultimus supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission (the “SEC”) and state securities commissions, and materials for meetings of the Board.  For these services, Ultimus receives a monthly fee from the Fund at an annual rate of 0.075% of the Fund’s average daily net assets up to $500 million, 0.05% of such assets from $500 million to $1 billion, 0.035% of such assets from $1 billion to $2 billion and 0.03% of such assets in excess of $2 billion, subject to a minimum monthly fee of $1,500.

FUND ACCOUNTING AGREEMENT
Under the terms of a Fund Accounting Agreement with the Trust, Ultimus calculates the daily net asset value per share for each class and maintains the financial books and records of the Fund.  For these services, the Fund pays Ultimus a base fee of $3,000 per month, plus an asset-based fee at the annual rate of 0.01% of the first $500 million of the Fund’s average daily net assets and 0.005% of such assets in excess of $500 million.  In addition, the Fund pays all costs of external pricing services.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement with the Trust, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder services functions.  For these services, Ultimus receives a fee from each class of shares, payable monthly, at an annual rate of $18 for each direct account and $15 for certain accounts established through financial intermediaries; provided, however, that the minimum monthly fee for the first class of shares is $1,000 if such class has 25 accounts or less, $1,250 if such class has more than 25 accounts but less than 100 accounts and $1,500 per month if such class has 100 accounts or more.  The minimum monthly fee is increased by $500 for each additional class of shares.  In addition, the Fund pays out-of-pocket expenses, including, but not limited to, postage and supplies.

DISTRIBUTION AND SERVICE FEES
The Trust has adopted a distribution plan for Investor shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Rule 12b-1 Plan”), pursuant to which the Fund may incur certain costs for distribution and/or shareholder servicing expenses not to exceed 0.25% per annum of the Fund’s average daily net assets allocable to Investor shares.  During the year ended October 31, 2012, Investor shares incurred $2,893 in distribution and service fees under the Rule 12b-1 Plan.

The Chesapeake Growth Fund
Notes to Financial Statements (Continued)

DISTRIBUTION AGREEMENT
Under the terms of a Distribution Agreement with the Trust, UFD provides distribution services to the Trust and serves as principal underwriter to the Fund.  UFD receives no compensation from the Fund for acting as principal underwriter.

6.	Directed Brokerage Arrangements

The Advisor has executed certain portfolio trades through brokers who paid a portion of the Fund’s expenses.  During the year ended October 31, 2012, the Fund’s expenses were reduced by $392 under these arrangements.

7.	Contingencies and Commitments

The Trust indemnifies its officers and Trustees for certain liabilities that might arise from their performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The maximum exposure of the Trust, with respect to the Fund, under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8.	Sector Risk

If the Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector.  In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share.  As of October 31, 2012, the Fund had 26.6% of the value of its net assets invested in stocks within the Information Technology sector. From time to time, a particular set of circumstances may affect this sector or companies within the sector.  For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio will be adversely affected.

9.	Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

The Chesapeake Growth Fund
Notes to Financial Statements (Continued)

10.	Recent Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.”  ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards.  ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is applied prospectively.  Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Gardner Lewis Investment Trust
and the Shareholders of The Chesapeake Growth Fund

We have audited the accompanying statement of assets and liabilities of The Chesapeake Growth Fund, a series of shares of beneficial interest of Gardner Lewis Investment Trust (the “Fund”), including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Chesapeake Growth Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
December 19, 2012

The Chesapeake Growth Fund
About Your Fund’s Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment.  All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees, Rule 12b-1 distribution fees (if applicable to your class) and other Fund expenses.  The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets.  This figure is known as the expense ratio.  The expenses in the tables that follow are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (May 1, 2012) and held until the end of the period (October 31, 2012).

The table that follows illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period.  The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund.  You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds.  It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged.  In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment.  The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return.  You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.

The calculations assume no shares were bought or sold during the period.  Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

The Chesapeake Growth Fund
About Your Fund’s Expenses (Unaudited) (Continued)

More information about the Fund’s expenses, including historical expense ratios, can be found in this report.  For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

Institutional shares
	Beginning Account Value May 1, 2012	Ending Account Value Oct. 31, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$ 993.40	$8.37
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,016.74	$8.47
* Expenses are equal to Institutional shares’ annualized expense ratio of 1.67% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Investor shares
	Beginning Account Value May 1, 2012	Ending Account Value Oct. 31, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$ 991.40	$10.56
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,014.53	$10.68
* Expenses are equal to Investor shares’ annualized expense ratio of 2.11% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Chesapeake Growth Fund
Other Information (Unaudited)

The Trust files a complete listing of the Fund’s portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q.  The filings are available free of charge, upon request, by calling the Trust toll free at 1-800-430-3863.  Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the Trust toll-free at 1-800-430-3863, or on the SEC’s website at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling the Trust toll-free at 1-800-430-3863, or on the SEC’s website at http://www.sec.gov.

The Chesapeake Growth Fund
Board of Trustees and Executive Officers (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Name, Age, and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Jack E. Brinson (age 79) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Trustee	Since 8/92	Retired; Previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	2
Mr. Brinson serves as an Independent Trustee of the following: DGHM Investment Trust for the two series of that Trust; Brown Capital Management Funds for the three series of that trust; Hillman Capital Management Investment Trust for the one series of that trust; Starboard Investment Trust for the twenty series of that Trust; and Tilson Investment Trust for the two series of that Trust (all registered investment companies).

Theo H. Pitt, Jr. (age 76) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Trustee	Since 4/02	Senior Partner of Community Financial Institutions Consulting (bank consulting) since 1997; Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) from 2003 - 2008.	2
Mr. Pitt serves as an Independent Trustee of DGHM Investment Trust for the two series of that Trust; Independent Trustee of Starboard Investment Trust for the twenty series of that Trust; and Chairman and Independent Trustee of Hanna Investment Trust for the one series of that Trust (all registered investment companies).

Interested Trustee*
W. Whitfield Gardner (age 50) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Chairman and Principal Executive Officer	Since 6/96	Managing Partner and Portfolio Manager of Gardner Lewis Asset Management, L.P.	2	None
	President	Since 12/12
* W. Whitfield Gardner is an Interested Trustee because he is an officer and principal owner of Gardner Lewis Asset Management, L.P., the investment advisor to the Fund.

The Chesapeake Growth Fund
Board of Trustees and Executive Officers (Unaudited) (Continued)

Name, Age, and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers
Judy B. Werner (age 50) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Chief Compliance Officer	Since 1/05	Chief Compliance Officer of Gardner Lewis Asset Management, L.P.
Robert G. Dorsey (age 55) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Vice President	Since 7/07	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.
Tina H. Bloom (age 44) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Secretary	Since 6/11	Director of Administration of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.
Mark J. Seger (age 50) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Treasurer and Principal Financial Officer	Since 7/07	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-430-3863.

The Chesapeake Growth Fund
Renewal of the Investment Advisory Agreement (Unaudited)

The Advisor supervises the investments of the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Advisor and the Trust.  At the quarterly meeting of the Board of Trustees of the Trust that was held on September 25, 2012, the Trustees unanimously approved the continuance of the Advisory Agreement for an additional annual term.  In considering whether to approve the renewal of the Advisory Agreement, the Trustees reviewed and considered such information as they deemed reasonably necessary, including the following material factors: (1) the nature, extent and quality of the services provided by the Advisor; (2) the investment performance of the Fund and the Advisor; (3) the costs of the services provided and profits realized by the Advisor from its relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) the Advisor’s practices regarding brokerage and portfolio transactions; and (6) the Advisor’s practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials including, without limitation: (1) the Advisory Agreement; (2) financial statements of the Advisor; (3) a description of the Advisor’s key personnel and the services provided by the Advisor to the Fund; (4) information regarding the Advisor’s investment approach and investment performance and comparative performance information for other mutual funds with strategies similar to the Fund; (5) information regarding the Advisor’s brokerage practices, compliance program and affiliations, including potential conflicts of interest; (6) analyses of Fund expenses and comparative expense information for other mutual funds with strategies similar to the Fund; and (7) a memorandum from the Trust’s outside legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board of Trustees in order to make an informed decision.

1.           Nature, Extent and Quality of the Services Provided by the Advisor

In considering the nature, extent and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Advisory Agreement.  The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation: the quality of its investment advisory services since the Fund’s commencement of operations (including research and recommendations with respect to portfolio securities); its process for formulating investment decisions and assuring compliance with the Fund’s investment objectives and limitations; its efforts to negotiate arrangements with other service providers for the benefit of shareholders;  and its efforts to promote and market the Fund and grow the Fund’s assets.  The Trustees also evaluated the Advisor’s personnel, including their education and experience.  The Trustees noted that several of the officers of the Trust, including the principal executive officer and president of the Trust, were employees of the Advisor and served the Trust without additional compensation.  After reviewing the foregoing information and further information in the materials provided by the Advisor, the Board concluded, in light of all the facts and circumstances, that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

The Chesapeake Growth Fund
Renewal of the Investment Advisory Agreement (Unaudited) (Continued)

2.           Investment Performance of the Fund and the Advisor

In considering the investment performance of the Fund and the Advisor, the Trustees compared the short-term and long-term performance of the Fund with the historical returns of comparable funds with similar objectives managed by other investment advisors and aggregated peer group data (e.g., Morningstar peer group data).  The Trustees also considered the consistency of the Advisor’s management of the Fund with its investment objective and policies.  The Trustees noted that the Fund’s performance, on a short-term and long-term basis, was above some funds and below others; however, the Trustees noted that the Fund’s performance was generally comparable to its peer category.  After reviewing and discussing the short-term and long-term investment performance of the Fund, the Advisor’s experience managing the Fund and other advisory accounts, the Advisor’s historical investment performance and other factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Advisor was satisfactory.

3.           Costs of the Services Provided and Profits Realized by the Advisor

In considering the costs of the services provided and profits realized by the Advisor from its relationship with the Fund, the Trustees considered, among other things: (i) the Advisor’s financial condition and the level of commitment to the Fund and the Advisor by the principals of the Advisor; (ii) the asset level of the Fund; (iii) the overall expenses of the Fund; (iv) the nature and frequency of advisory fee payments; (v) the Advisor’s staffing, personnel, and methods of operating; and (vi) the Advisor’s compliance policies and procedures.  The Trustees reviewed financial statements and other information communicated by the Advisor regarding its profits associated with managing the Fund.  The Trustees noted that the Fund utilizes brokerage commission recapture programs to help offset Fund expenses.  The Trustees also considered potential benefits for the Advisor in managing the Fund, including the ability for the Advisor to place small accounts into the Fund and the potential for the Advisor to generate “soft dollar” research from certain of the Fund’s trades that may benefit the Advisor’s other clients as well.

The Trustees then compared the fees and expenses of the Fund (including the management fee) to other specifically identifiable funds with similar investment objectives managed by other investment advisors.  It was noted that a comparison of fees the Advisor would charge other clients would not necessarily be useful in considering the fees charged to the Fund, as the Advisor suggested that the services rendered to the two types of clients were sufficiently different.  The Trustees noted that the management fee of the Fund in comparison to the management fees of its identified comparable funds was higher than some funds but lower than or equal to others and that the Fund’s overall net expense ratio was generally comparable to its peers.  Following the foregoing comparisons and after further discussion on this point, the Board concluded that the fees paid to the Advisor by the Fund, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges within a range of what could have been negotiated at arm’s length.

The Chesapeake Growth Fund
Renewal of the Investment Advisory Agreement (Unaudited) (Continued)

4.           Economies of Scale

In considering the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors, the Trustees determined that while the management fee for the Fund would remain the same at all asset levels, the Fund’s shareholders would benefit from economies of scale under the Fund’s agreements with service providers other than the Advisor.  The Trustees also noted that the Fund’s shareholders would likely experience benefits from fee reduction arrangements that are in place between the Advisor and the Fund.  The Trustees agreed that it was not appropriate to introduce fee breakpoints at the present time.  The Trustees’ noted, however, that if the Fund grows significantly in assets, it may become necessary for the Advisor to consider adding breakpoints to the advisory fees.  Following further discussion of the Fund’s asset level, expectations for growth, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

           5.           Advisor’s Practices Regarding Brokerage and Portfolio Transactions

In considering the Advisor’s practices regarding brokerage and portfolio transactions, the Trustees reviewed the Advisor’s practice for seeking best execution for the Fund’s portfolio transactions.  The Trustees also considered the portfolio turnover rate for the Fund, the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services, and whether the higher rates are reasonable in relation to the value of the services provided.  The Trustees considered the process by which evaluations are made of the overall reasonableness of commissions paid and the method and basis for selecting and evaluating the broker-dealers used by the Advisor.  The Trustees noted that in selecting broker-dealers to execute portfolio transactions, the Advisor considers a variety of factors including, among others:  order flow, liquidity of the security traded, ability of a broker-dealer to maintain the confidentiality of trading intentions, ability of a broker-dealer to place trades in difficult market environments, research services provided, execution facilitation services provided, timeliness of execution, timeliness and accuracy of trade confirmations, willingness to commit capital, allocation of limited investment opportunities, client direction, record keeping services provided, custody services provided, frequency and correction of trading errors, ability to access a variety of market venues, expertise as it relates to specific securities, intermediary compensation (commissions and spreads), financial condition, and business reputation.  The Trustees also considered the process for aggregating or “blocking” trades for client accounts, including the Fund.  After further review and discussion, the Board determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

The Chesapeake Growth Fund
Renewal of the Investment Advisory Agreement (Unaudited) (Continued)

           6.           Advisor’s Practices Regarding Possible Conflicts of Interest

In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis for “soft dollar” arrangements with broker-dealers; the basis of decisions to buy or sell securities for the Fund and/or the Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics.  Following further consideration and discussion, the Board indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any such party (as such term is defined by the Investment Company Act of 1940), approved the renewal of the Advisory Agreement.

The Chesapeake Growth Fund
is a series of
Gardner Lewis Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

The Chesapeake Growth Fund	Gardner Lewis Asset Management
c/o Ultimus Fund Solutions, LLC	285 Wilmington-West Chester Pike
P.O. Box 46707	Chadds Ford, Pennsylvania 19317
Cincinnati, Ohio 45246-0707

Toll-Free Telephone:

1-800-430-3863

World Wide Web @:

www.chesapeakefunds.com

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee.  The registrant believes that the registrant’s current audit committee has sufficient knowledge and experience to meet its obligations as an audit committee of the registrant, but the registrant’s board of trustees has determined that it would consider naming or finding a qualified candidate who meets the requirements of an audit committee financial expert should there be a need or desire to appoint such a person in the future.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $28,750 and $29,750 with respect to the registrant’s fiscal years ended October 31, 2012 and 2011, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,000 and $5,000 with respect to the registrant’s fiscal years ended October 31, 2012 and 2011, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended October 31, 2012 and 2011, aggregate non-audit fees of $5,000 and $5,000, respectively, were billed by the registrant’s accountant for services rendered to the registrant.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services that were not previously approved to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Code of ethics required by Item 2 of Form N-CSR.

(a)(2) Certifications for each principal executive officer and principal financial officer of the registrant required by Rule 30a-2(a) under the Act.

(b)  Certifications for each principal executive officer and principal financial officer of the registrant required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Gardner Lewis Investment Trust

By (Signature and Title)*		/s/ W. Whitfield Gardner
W. Whitfield Gardner, Chairman and Chief Executive
Officer (Principal Executive Officer)

Date	December 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ W. Whitfield Gardner
W. Whitfield Gardner, Chairman and Chief Executive
Officer (Principal Executive Officer)

Date	December 27, 2012

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer (Principal Financial Officer)

Date	December 27, 2012

* Print the name and title of each signing officer under his or her signature.